Financial instruments - Fair values and risk management	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial instruments - Fair values and risk management	Financial instruments - Fair values and risk management
Accounting classifications and fair values
The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value, such as trade and other receivables and payables.

	Carrying amount				Fair value
(in thousands of USD)	Financial assets at fair value	Financial assets at amortized cost	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2024
Financial assets measured at fair value
Interest rate swaps (Note 11/13)	2,145	—	—	2,145	—	2,145	—	2,145
Investments (Note 26)	45,000	—	—	45,000	—	—	45,000	45,000
	47,145	—	—	47,145

Financial assets not measured at fair value
Non-current receivables (Note 11)	—	73,797	—	73,797	—	—	73,797	73,797
Lease receivables (Note 13)	—	1,263	—	1,263	—	2,268	—	2,268
Trade and other receivables * (Note 13)	—	184,409	—	184,409	—	—	—	—
Cash and cash equivalents (Note 14)	—	38,869	—	38,869	—	—	—	—
	—	298,338	—	298,338

Financial liabilities measured at fair value
Forward exchange contracts (Note 17)	1,373	—	—	1,373	—	1,373	—	1,373
	1,373	—	—	1,373

Financial liabilities not measured at fair value
Secured bank loans (Note 17)	—	—	1,622,703	1,622,703	—	1,648,136	—	1,648,136
Unsecured bank loans (Note 17)	—	—	30,103	30,103	—	30,103	—	30,103
Unsecured other notes (Note 17)	—	—	202,620	202,620	202,225	—	—	202,225
Other borrowings (Note 17)	—	—	763,085	763,085	—	771,798	—	771,798
Lease liabilities (Note 17)	—	—	3,744	3,744	—	3,383	—	3,383
Trade and other payables * (Note 18)	—	—	50,700	50,700	—	—	—	—
		—	2,672,955	2,672,955

	Carrying amount				Fair value
	Financial assets at fair value	Financial assets at amortized cost	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2025
Financial assets measured at fair value
Forward exchange contracts (Note 13)	482	—	—	482	—	482	—	482
Interest rate swaps (Note 13)	110	—	—	110	—	110	—	110
Bunker derivatives (Note 13)	96	—	—	96	—	96	—	96
Investments (Note 26)	89,800	—	—	89,800	—	—	89,800	89,800
	90,488	—	—	90,488

Financial assets not measured at fair value
Non-current receivables (Note 11)	—	97,116	—	97,116	—	—	97,116	97,116
Trade and other receivables * (Note 13)	—	250,312	—	250,312	—	—	—	—
Cash and cash equivalents (Note 14)	—	146,529	—	146,529	—	—	—	—
	—	493,957	—	493,957

Financial liabilities measured at fair value
Interest rate swaps (Note 18)	20	—	—	20	—	20	—	20
	20	—	—	20

Financial liabilities not measured at fair value
Secured bank loans (Note 17)	—	—	3,187,820	3,187,820	—	3,277,577	—	3,277,577
Unsecured bank loans (Note 17)	—	—	2,940	2,940	—	2,940	—	2,940
Unsecured other notes (Note 17)	—	—	203,287	203,287	204,195	—	—	204,195
Other borrowings (Note 17)	—	—	2,150,673	2,150,673	—	2,175,537	—	2,175,537
Lease liabilities (Note 17)	—	—	5,049	5,049	—	5,121	—	5,121
Trade and other payables * (Note 18)	—	—	143,653	143,653	—	—	—	—
	—	—	5,693,422	5,693,422

* Deferred charges, deferred fulfillment costs and VAT receivables (included in other receivables) (see Note 13), deferred income and VAT payables (included in other payables) (see Note 18), which are not financial assets (liabilities) are not included.
Measurement of fair values
Valuation techniques and significant unobservable inputs
Level 1 fair value was determined based on the actual trading of the unsecured notes, due in 2026, and the trading price on December 31, 2025. The following tables show the valuation techniques used in measuring Level 1, Level 2 and Level 3 fair values, as well as the significant unobservable inputs used.

Financial instruments measured at fair value

Type	Valuation Techniques	Significant unobservable inputs

Forward exchange contracts
Forward pricing: the fair value is determined using quoted forward exchange rates at the reporting date and present value calculations based on high credit quality yield curve in the respective currencies.
Not applicable

Interest rate swaps
Swap models: the fair value is calculated as the present value of the estimated future cash flows. Estimates of future floating-rate cash flows are based on quoted swap rates, futures prices and interbank borrowing rates.
Not applicable

Commodity derivatives	Fair value is determined based on the present value of the quoted forward price.	Not applicable

Equity investments	The valuation is based on either the multiple approach or the net asset value, depending on the investee's industry characteristics and the nature of its operations.	EBITDA multiple; Discount for lack of marketability; Control premium or minority discount; Underlying fair value inputs used in the NAV calculation.

Financial instruments not measured at fair value

Type	Valuation Techniques	Significant unobservable inputs
Non-current receivables (consisting primarily of shareholders' loans and cash security deposits)	Discounted cash flow	Discount rate and forecasted cash flows
Lease receivables	Discounted cash flow	Discount rate
Other financial liabilities (consisting of secured and unsecured bank loans and lease liabilities)	Discounted cash flow	Discount rate
Other financial notes (consisting of unsecured notes)	List price	Not applicable
Transfers between Level 1, 2 and 3
There were no transfers between these levels in 2024 and 2025.
Financial risk management
In the course of its normal business, the Group is exposed to the following risks:
•Credit risk
•Liquidity risk
•Market risk (Shipping market risk, interest rate risk, currency risk and commodity risk)
The Company's Supervisory Board has overall responsibility for the establishment and oversight of the Group's risk management framework. The Supervisory Board has established the Audit and Risk Committee, which is responsible for developing and monitoring the Group's risk management policies. The Committee reports regularly to the Supervisory Board on its activities.
The Group's risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group's activities. The Group, through its training and management standards and procedures, aims to maintain a disciplined and constructive control environment in which all employees understand their roles and obligations.
The Group's Audit and Risk Committee oversees how management monitors compliance with the Group's risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group's Audit and Risk Committee is assisted in its oversight role by internal audit. Internal audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit and Risk Committee.
Credit risk
Trade and other receivables
The Group has a formal credit policy. Credit evaluations - when necessary - are performed on an ongoing basis. At the balance sheet date there were no significant concentrations of credit risk. Based on past experience, and considering any forward-looking factors, there was only a small impact on doubtful amounts at year-end. Based on individual analyses, provisions for doubtful debtors were in line with 2024. Credit risk is limited to trade and other receivables. In particular, the one client representing more than 10% of the Marine division's total revenue in 2025 (see Note 2) only represented 3.10% of these trade and other receivables at December 31, 2025 (2024: two clients representing 0.40%). The maximum exposure to credit risk is represented by the carrying amount of each financial asset.
The ageing of current trade and other receivables is as follows:

(in thousands of USD)	2025	2024
Not past due	144,908	114,472
Past due 0-30 days	16,429	15,247
Past due 31-365 days	40,125	45,841
More than one year	11,346	2,523
Total trade and other receivables	212,807	178,083

Past due amounts are not credit impaired as collection is considered to be likely and management is confident the outstanding amounts can be recovered. As at December 31, 2025 12.66% (2024: 23.98%) of the total current trade and other receivables relate to TI Pool. TI Pool is paid after completion of the voyages and only deals with oil majors, national oil companies and other actors of the oil industry whose credit worthiness historically has been high. Amounts not past due are also with customers with high credit worthiness and are therefore not credit impaired.
Non-current receivables
Non-current receivables as at December 31, 2025 and December 31, 2024 mainly consist of shareholders loans to joint ventures and a cash security (see Note 11).
Cash and cash equivalents
The Group held cash and cash equivalents of $146.5 million at December 31, 2025 (2024: $38.9 million). The cash and cash equivalents are held with bank and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P (see Note 14) and spread over different banks.
Derivatives
Derivatives are entered into with banks and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P.
Guarantees
Our secured indebtedness is secured by a CMB.TECH NV guarantee when the indebtedness is not taken at the level of the parent. This is applicable for the following facilities, as per December 31, 2025:
•$161.1 million Sustainability-linked Senior Secured Credit Facility
•$41.8 million Senior Secured Credit Facility
•€151.2 million Senior Secured Credit Facility
•€154.7 million Sustainability-linked Senior Secured Credit Facility
•€77.9 million Senior Secured Credit Facility
•$152.0 million Senior Secured Credit Facility
•$280.0 million Senior Secured Credit Facility
•$224.0 million Senior Secured Credit Facility
•$26.3 million Senior Secured Credit Facility
•$2 billion Senior Secured Credit Facility
•$105.1 million Senior Secured Credit Facility
•$57.5 million Senior Secured Credit Facility
•$68 million Senior Secured Credit Facility
•$153.8 million Leasing Facility – Cedar & Cypres
•$41.4 million Leasing Facility – CMA CGM Etosha
•$45.0 million Leasing Facility – CMA CGM Zingaro
•$40.0 million Leasing Facility – Bochem Santos
•$40.0 million Leasing Facility – Bochem Callao
•$594.9 million Leasing Facility
•$118.8 million Leasing Facility
•$115.2 million Leasing Facility
•$156.4 million Leasing Facility
•$99.9 million Leasing Facility
•$96.4 million Leasing Facility
•$354.6 million Leasing Facility
•$196.0 million Leasing Facility
•$102.4 million Leasing Facility
•$451.2 million Leasing Facility
•$186.8 million Leasing Facility
•€1.6 million Senior Secured Credit Facility – TSM Windcat 54 (BRED)
•€1.6 million Senior Secured Credit Facility – TSM Windcat 54 (CIC)
•€3.5 million Senior Secured Credit Facility – TSM Windcat 56
•€2.8 million Senior Secured Credit Facility – TSM Windcat 59 (BPI)
•€2.8 million Senior Secured Credit Facility – TSM Windcat 59 (CIC)

Liquidity risk
Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group's approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group's reputation. The sources of financing are diversified and the bulk of the loans are irrevocable, long-term and maturities are spread over different years.
The following are the remaining contractual maturities of financial liabilities:

	Contractual cash flows December 31, 2024
(in thousands of USD)	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans and other notes (Note 17)	1,855,426	2,429,845	313,873	1,603,373	512,598
Other borrowings (Note 17)	763,085	1,111,977	143,799	292,668	675,510
Lease liabilities (Note 17)	3,744	4,138	2,397	1,517	224
Current trade and other payables * (Note 18)	52,073	52,073	52,073	—	—
	2,674,328	3,598,033	512,143	1,897,558	1,188,332

	Contractual cash flows December 31, 2025
	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans and other notes (Note 17)	3,394,047	4,388,777	759,149	2,845,993	783,636
Other borrowings (Note 17)	2,150,693	3,121,500	395,002	949,471	1,777,028
Lease liabilities (Note 17)	5,049	5,763	1,793	3,915	56
Current trade and other payables * (Note 18)	143,653	143,653	143,653	—	—
	5,693,442	7,659,694	1,299,596	3,799,379	2,560,719

* Deferred income and VAT payables (included in other payables) (see Note 18), which are not financial liabilities, are not included.
The Group has secured bank loans that contain loan covenants. A future breach of covenant may require the Group to repay the loan earlier than indicated in the above table. For more details on these covenants, please see "capital management" below.
The interest payments on variable interest rate loans in the table above reflect market forward interest rates at the reporting date and these amounts may change as market interest rates change. It is not expected that the cash flows included in the table above (the maturity analysis) could occur significantly earlier, or at significantly different amounts than stated above.
Market risk
Managing interest rate benchmark reform and associated risks
Derivatives
The Group from time to time may enter into derivative financial instruments to hedge its exposure to market fluctuations, foreign exchange and interest rate risks arising from operational, financing and investment activities. Derivatives are initially measured at fair value; attributable transaction costs are expensed as incurred. Subsequent to initial recognition, derivatives are remeasured at fair value, and changes therein are generally recognized in profit or loss. The group designated certain derivatives as hedging instruments to hedge the variability in cash flows. The Group entered into interest rate swaps and forward exchange contracts to hedge this risk (see Note 15).

The Group holds interest rate swaps which have floating legs that are indexed to USD SOFR. The Group's derivative instruments are governed by contracts based on the International Swaps and Derivatives Association (ISDA)'s master agreements.

As from 2022 onwards new transactions are based on the RFR approach using benchmark rate SOFR. This benchmark rate is quoted each day.

The Group's exposure to USD SOFR designated in hedging relationships is $92.7 million nominal amount at December 31, 2025 (see Note 15), representing the nominal amount of the four interest rate swaps maturing in 2030.

Due to the acquisition of Golden Ocean, the Company acquired interest rate swaps assets in the total amount of $23.1 million. Subsequently, in July and August 2025, the Company terminated these interest rate swaps with the total notional amount of $550 million thereby receiving settlement of $18.9 million.
Hedge Accounting
The Group ensure that hedge accounting relationships are aligned with its risk management objectives and strategy and apply a more qualitative and forward looking approach in assessing hedge effectiveness. On initial designation of the derivative as hedging instrument, the Group formally documents the economic relationship between the hedging instrument(s) and hedged item(s), including the risk management objective(s) and strategy for undertaking the hedge. The Group also documents the methods that will be used to assess the effectiveness of the hedging relationship and makes an assessment whether the hedging instruments are expected to be "highly effective" in offsetting the changes in the cash flows of the respective hedged items during the period for which the hedge is designated.

On an ongoing basis, the Group assesses whether the hedge relationship continues and is expected to continue to remain highly effective using retrospective and prospective quantitative and qualitative analysis.

Total amounts of unreformed contracts, including those with an appropriate fallback clause

As at December 31, 2025, all existing financial instruments are indexed to USD SOFR and EURIBOR.

Shipping market risk
The spot freight market is a highly volatile global market and the Group cannot predict what the market will be without significant uncertainty. The Group has a strategy of operating the majority of its fleet on the spot market but tries to keep a certain part of the fleet under fixed time charter contracts. The proportion of vessels operated on the spot vary according to the many factors affecting both the spot and fixed time charter contract markets.

Every increase (decrease) of $1,000 on the spot freight market (VLCC, Suezmax, Newcastlemax, Capesize, Kamsamax, Panamax, Coaster, Container, Chemical tanker and CSOV) per day would have increased (decreased) profit or loss by the amounts shown below:

(effect in thousands of USD)	2025		2024		2023
	Profit or loss		Profit or loss		Profit or loss
	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
	Increase	Decrease	Increase	Decrease	Increase	Decrease
	43,694	(43,694)	14,521	(14,521)	20,252	(20,252)
Interest rate risk
CMB.TECH interest rate management general policy is to borrow at floating interest rates based on SOFR and on EURIBOR plus a margin. The CMB.TECH Corporate Treasury Department monitors the Group's interest rate exposure on a regular basis. From time to time and under the responsibility of the Chief Financial Officer, different strategies to reduce the risk associated with fluctuations in interest rates can be proposed to the Supervisory Board for their approval. The Group hedges part of its exposure to changes in interest rates on borrowings. All borrowings contracted for the financing of vessels are on the basis of a floating interest rate, increased by a margin. On a regular basis the Group may use interest rate related derivatives (interest rate swaps, caps and floors) to achieve an appropriate mix of fixed and floating rate exposure as defined by the Group. On December 31, 2025 and December 31, 2024, the Group had such instruments in place and approximately 2% and 6% of the floating interest rates have been hedged, respectively.
At the reporting date the interest rate profile of the Group's interest-bearing financial instruments was:

(in thousands of USD)	2025	2024
FIXED RATE INSTRUMENTS
Financial assets	18,154	13,681
Financial liabilities	291,746	344,731
	309,900	358,412

VARIABLE RATE INSTRUMENTS
Financial assets	4,406	3,688
Financial liabilities	5,258,043	2,277,524
	5,262,449	2,281,212

Fair value sensitivity analysis for fixed rate instruments
The Group does not account for any fixed rate financial assets and liabilities at fair value through profit or loss, and the Group does not designate derivatives (interest rate swaps) as hedging instruments under a fair value hedge accounting model. Therefore a change in interest rates at the reporting date would not affect profit or loss nor equity as of that date.
Cash flow sensitivity analysis for variable rate instruments
A change of 50 basis points in interest rates at the reporting date would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant.

	Profit or Loss		Equity
	50 BP	50 BP	50 BP	50 BP
(effect in thousands of USD)	Increase	Decrease	Increase	Decrease
December 31, 2023
Variable rate instruments	(7,130)	7,129	—	—
Interest rate swaps	—	—	1,376	(1,376)
Cash Flow Sensitivity (Net)	(7,130)	7,129	1,376	(1,376)

December 31, 2024
Variable rate instruments	(6,999)	6,999	—	—
Interest rate swaps	—	—	1,486	(1,514)
Cash Flow Sensitivity (Net)	(6,999)	6,999	1,486	(1,514)

December 31, 2025
Variable rate instruments	(22,315)	22,315	—	—
Interest rate swaps	—	—	1,047	(1,064)
Cash Flow Sensitivity (Net)	(22,315)	22,315	1,047	(1,064)

Currency risk
The Group policy is to monitor its material non-functional currency transaction exposure so as to allow for natural coverage (revenues in the same currency than the expenses) whenever possible. When natural coverage is not deemed reasonably possible (for example for long term commitments), the Company manages its material non-functional currency transaction exposure on a case-by-case basis, either by entering into spot foreign currency transactions, foreign exchange forward, swap or option contracts.

The Group's exposure to currency risk is related to its operating expenses expressed in Euros and to Bank loans and Treasury Notes denominated in Euros. In 2025, about 4.8% (2024: 29.6% and 2023: 18.6%) of the Group's total operating expenses were incurred in Euros. Revenue and borrowings are expressed in USD only, except for instruments issued under the Treasury Notes Program (Note 17).

(in thousands of USD)	December 31, 2025		December 31, 2024		December 31, 2023
	EUR	USD	EUR	USD	EUR	USD
Trade payables	(6,211)	(73,731)	(4,188)	(18,108)	(5,888)	(36,144)
Operating expenses	(63,572)	(1,267,682)	(184,427)	(439,046)	(122,878)	(538,317)
Bank loans	(265,359)	(2,925,401)	(176,605)	(1,476,202)	66	(528,426)
Treasury Notes	(43,063)	—	(63,009)	—	(87,106)	(700)
For the average and closing rates applied during the year, we refer to Note 27.
The Group is exposed to foreign currency risk on the deposit for the Oceania claim (see Note 11 and 21), which is denominated in Malaysian Ringgit (MYR). As the Group’s functional currency differs from MYR, exchange rate fluctuations give rise to remeasurement effects. During the current reporting period, a currency gain of $4.8 million was recognised in profit or loss as a result of movements in the exchange rate.

Sensitivity analysis
A 10 percent strengthening of the EUR against the USD at December 31, would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.

(in thousands of USD)	2025	2024	2023
Equity	635	554	607
Profit or loss	(6,357)	(19,726)	(13,356)
A 10 percent weakening of the EUR against the USD at December 31, would have had the equal but opposite effect to the amounts shown above, on the basis that all the other variables remain constant.
Cash flow hedges
The amounts at the reporting date relating to items designated as hedged items were as follows:

	December 31, 2025		December 31, 2024
(in thousands of USD)	Change in value used for calculating hedge ineffectiveness	Cash flow hedge reserve	Change in value used for calculating hedge ineffectiveness	Cash flow hedge reserve

Interest rate risk
Variable-rate instruments	2,055	90	(1,005)	2,145

The amounts relating to items designated as hedging instruments and hedge ineffectiveness were as follows:

	2025				During the period 2025
(in thousands of USD)	Nominal amount	Carrying amount - Assets	Carrying amount - Liabilities	Line item in the statement of financial position where the hedging instrument is included	Changes in the value of the hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss	Line item in profit or loss that includes hedge ineffectiveness

Interest rate risk
Interest rate swaps	92,695	110	20	Trade and other current receivables, Trade and other current payables	(2,055)	(317)	Finance expenses

	2024				During the period 2024
(in thousands of USD)	Nominal amount	Carrying amount - Assets	Carrying amount - Liabilities	Line item in the statement of financial position where the hedging instrument is included	Changes in the value of the hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss	Line item in profit or loss that includes hedge ineffectiveness

Interest rate risk
Interest rate swaps	111,545	2,145	—	Non-current receivables, Trade and other current receivables	1,005	—	Finance expenses
During 2025 and 2024, no amounts were reclassified from hedging reserve to profit or loss.

The following table provides a reconciliation by risk category of components of equity and analysis of OCI items, net of tax, resulting from cash flow hedge accounting:

(in thousands of USD)	Hedging reserve

Balance at January 1, 2025	2,145
Cash flow hedges
Change in fair value interest rate risk	(2,055)
Balance at December 31, 2025	90

Balance at January 1, 2024	1,140
Cash flow hedges
Change in fair value interest rate risk	1,005
Balance at December 31, 2024	2,145

Capital management
The Company considers equity (Note 15) and borrowings (Note 17) to be capital, and manages it as follows.
The Company is continuously seeking to optimize its capital structure (mix between debt and equity). The main objective is to maximize shareholder value while keeping the desired financial flexibility to execute the strategic projects. Some of the Group's other key drivers when making capital structure decisions are pay-out restrictions and the maintenance of the strong financial health of the Group. Besides the statutory minimum equity funding requirements that apply to the Group's subsidiaries in the various countries, the Group is also subject to covenants in relation to some of its senior secured credit facilities:
•an amount of current assets that, on a consolidated basis, exceeds current liabilities. Current assets may include undrawn amounts of any committed revolving credit facilities and credit lines having a maturity of more than one year;
•an aggregate amount of cash, cash equivalents and available aggregate undrawn amounts of any committed loan of at least $50.0 million or 5% of the Group's total indebtedness (excluding guarantees), depending on the applicable loan facility, whichever is greater;
•an amount of cash of at least $30.0 million;
•a ratio of value adjusted stockholders' equity to value adjusted total assets of at least 25% on or before 31 December 2025. From January 2026 until 31 December 2026, the ratio must be maintained at a minimum of 27.5%. At any time thereafter, the ratio must be maintained at a minimum of 30%; and
•a ratio of stockholders' equity to total assets of at least 30%. This ratio is only applicable under the $200m Nordic bond which matures in September 2026.
We are currently in compliance with all financial covenants under our debt instruments. We monitor compliance with these covenants continually and consider the risk of default to be low based on current projections and the availability of timely mitigating actions. In the event of a covenant breach, many of our financing agreements also provide grace or remedy periods during which we may take corrective actions to restore compliance. Such corrective actions may include, but are not limited to:
•posting additional collateral;
•partial repaying outstanding debt to reduce leverage;
•infusing equity capital;
•negotiating amendments or temporary waivers with lenders; and
•implementing other measures that would positively influence the ratio.

In connection to the senior secured FSO loan of $161.1 million, the facility contains a specific covenant whereby each borrower need to ensure that its financial position shall at all times during the Security Period be such that the Debt Service Cover Ratio in respect of it shall be equal or higher than 1.1x.
The bank loan of Windcat is subject to the following covenant: cash and cash equivalents is not less than €45 thousands multiplied by the number of CTVs owned.
Additionally, most of the financing agreements also include a loan to value test covenant.
Further, the Group's loan facilities generally include an asset protection clause whereby the fair market value of collateral vessels should be at least 125% of the aggregate principal amount outstanding under the respective loan.
All existing financing arrangements, including the bonds, contain a change of control clause (COC), which is triggered if a shareholder would acquire 50%+1 of the shares or voting rights in CMB.TECH.
The credit facilities discussed above also contain restrictions and undertakings which may limit the Group and the Group's subsidiaries' ability to, among other things:
•effect changes in management of the Group's vessels;
•transfer or sell or otherwise dispose of all or a substantial portion of the Group's assets;
•declare and pay dividends; and
•incur additional indebtedness.
A violation of any of these financial covenants or operating restrictions contained in the credit facilities may constitute an event of default under these credit facilities, which, unless cured within the grace period set forth under the applicable credit facility, if applicable, or waived or modified by the Group's lenders, provides them with the right to, among other things, require the Group to post additional collateral, enhance equity and liquidity, increase interest payments, pay down indebtedness to a level where the Group is in compliance with loan covenants, sell vessels in the fleet, reclassify indebtedness as current liabilities and accelerate indebtedness and foreclose liens on the vessels and the other assets securing the credit facilities, which would impair the Group's ability to continue to conduct business.

Furthermore, certain of our credit facilities contain a cross-default provision that may be triggered by a default under one of our other credit facilities. A cross-default provision means that a default on one loan would result in a default on certain other loans. Because of the presence of cross-default provisions in certain of our credit facilities, the refusal of any one lender under our credit facilities to grant or extend a waiver could result in certain of our indebtedness being accelerated, even if our other lenders under our credit facilities have waived covenant defaults under the respective credit facilities. If our secured indebtedness is accelerated in full or in part, it would be very difficult in the current financing environment for us to refinance our debt or obtain additional financing and we could lose our vessels and other assets securing our credit facilities if our lenders foreclose their liens, which would adversely affect our ability to conduct our business.
As of December 31, 2025 and December 31, 2024 the Group was in compliance with all of the covenants contained in the debt agreements. With respect to the quantitative covenants as of December 31, 2025, as described above:
1.current assets on a consolidated basis (including available credit lines of $392.3 million) exceeded current liabilities by $244.0 million,
2.aggregated cash was $559.2 million,
3.cash was $146.5 million,
4.ratio of value adjusted Stockholders' Equity to value adjusted Total Assets was 44.2%, and
5.ratio of Stockholders' Equity to Total Assets was 31.2%.
Our Supervisory Board may from time to time, declare and pay cash distributions in accordance with our Coordinated Articles of Association and applicable Belgian law. The declaration and payment of distributions, if any, will always be subject to the approval of either our Supervisory Board (in the case of "interim dividends") or of the shareholders (in the case of "regular dividends" (intermediary dividends) or "repayment of share premium".
Our current dividend policy is a full discretionary dividend policy as the Supervisory Board believes this approach offers the required flexibility.